                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        THE ADVISORS' INNER CIRCLE FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

* Set forth the amount on which the filing fee is calculated and state how it was determined.

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

PH02/201827.1

                          WHITE OAK GROWTH STOCK FUND
                         PIN OAK AGGRESSIVE STOCK FUND

                             ---------------------

                       IMPORTANT SHAREHOLDER INFORMATION

                             ---------------------

    THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY CARD, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR FUND. IF YOU SIMPLY SIGN THE PROXY CARD WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES. YOU WILL RECEIVE ONE PROXY CARD FOR EACH FUND IN WHICH YOU OWN SHARES.

    WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. VOTING YOUR PROXY, AND DOING SO PROMPTLY, ENSURES THAT YOUR FUND WILL NOT NEED TO CONDUCT ADDITIONAL MAILINGS. WHEN SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO MAKE FOLLOW-UP SOLICITATIONS.

    PLEASE TAKE A FEW MOMENTS TO EXERCISE YOUR RIGHT TO VOTE. THANK YOU.

                            ------------------------

                        THE ADVISORS' INNER CIRCLE FUND

                        THE ADVISORS' INNER CIRCLE FUND

                          WHITE OAK GROWTH STOCK FUND
                         PIN OAK AGGRESSIVE STOCK FUND

Dear Shareholder:

    A Special Meeting of Shareholders of the White Oak Growth Stock Fund and Pin Oak Aggressive Stock Fund (each a "Fund" and, together, the "Funds") of The Advisors' Inner Circle Fund has been scheduled for Wednesday, February 25, 1998. If you are a Shareholder of record as of the close of business on December 29, 1997, you are entitled to vote on the proposals at the meeting or for any adjournment of the meeting.

    While you are, of course, welcome to join us at the meeting, most Shareholders cast their votes by filling out and signing the enclosed Proxy Card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.

    The attached Proxy Statement is designed to give you information relating to the proposal(s) upon which you will be asked to vote. The Board of Trustees is recommending that you approve a reorganization of the Funds under which each Fund would be combined with and into a corresponding portfolio (each, a "Portfolio") of Oak Associates Funds (the "Oak Trust"). While Shareholders of each Fund will vote separately, the reorganization is contingent upon the approval of the Shareholders of both Funds. Assuming approval by Shareholders of each Fund: (i) each holder of shares of the White Oak Growth Stock Fund will receive a number of shares of the White Oak Growth Stock Portfolio equal in dollar value and in the number of shares of the White Oak Growth Stock Fund owned by such holder at the time of the combination; and (ii) each holder of shares of the Pin Oak Aggressive Stock Fund will receive a number of shares of the Pin Oak Aggressive Stock Portfolio equal in dollar value and in the number of shares of the Pin Oak Aggressive Stock Fund owned by such holder at the time of the combination. As further explained in the accompanying proxy statement, the Board of Trustees expects such a combination to result in operational efficiencies. We encourage you to support the Trustees' recommendation to approve the proposals.

    Your vote is important to us. Please do not hesitate to call 1-800-932-7781 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Funds.

                                          Sincerely,

                                          /s/ David G. Lee
                                          David G. Lee
                                          PRESIDENT

                        THE ADVISORS' INNER CIRCLE FUND
                                2 OLIVER STREET
                                BOSTON, MA 02109

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                JANUARY 16, 1998

    Notice is hereby given that a Special Meeting of Shareholders of the White Oak Growth Stock Fund and Pin Oak Aggressive Stock Fund (each a "Fund" and, together, the "Funds") of The Advisors' Inner Circle Fund (the "Trust") will be held at the offices of SEI Investments Company, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Wednesday, February 25, 1998 at 3:00 p.m.

    At the meeting, Shareholders of each Fund will be asked to consider and act upon a proposed Agreement and Plan of Reorganization and Liquidation pursuant to which each Fund will transfer all of its assets and liabilities to, as appropriate, the White Oak Growth Stock Portfolio and Pin Oak Aggressive Stock Portfolio (each an "Oak Portfolio" and, together, the "Oak Portfolios") of the Oak Associates Funds (the "Oak Trust"), in exchange for shares of the applicable Oak Portfolio. The proposals, which are identical for each Fund and which are more fully described in the attached Proxy Statement, are as follows:

1.  WHITE OAK GROWTH STOCK FUND

    APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (THE "AGREEMENT") BETWEEN THE ADVISORS' INNER CIRCLE FUND, ON BEHALF OF THE WHITE OAK GROWTH STOCK FUND, AND OAK ASSOCIATES FUNDS, ON BEHALF OF THE WHITE OAK GROWTH STOCK PORTFOLIO.

2.  PIN OAK AGGRESSIVE STOCK FUND

    APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (THE "AGREEMENT") BETWEEN THE ADVISORS' INNER CIRCLE FUND, ON BEHALF OF THE PIN OAK AGGRESSIVE STOCK FUND, AND OAK ASSOCIATES FUNDS, ON BEHALF OF THE PIN OAK AGGRESSIVE STOCK PORTFOLIO.

    Shareholders of each Fund will vote separately on the proposal applicable to them. However, the reorganization is contingent upon, and will be effectuated only if, both proposals are approved.

    In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

    All Shareholders are cordially invited to attend the meeting. However, if you are unable to be present at the meeting, you are requested to mark, sign, and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the meeting may be held and a maximum number of shares may be voted.

    Shareholders of record at the close of business on December 29, 1997 are entitled to notice of and to vote at the meeting or any adjournment thereof.

                                          BY ORDER OF THE BOARD OF TRUSTEES

                                          /S/ JOHN H. GRADY, JR.
                                          JOHN H. GRADY, JR., SECRETARY

January 16, 1998

                        THE ADVISORS' INNER CIRCLE FUND
                                2 OLIVER STREET
                                BOSTON, MA 02109

                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Advisors' Inner Circle Fund (the "Trust") for use at the Special Meeting of Shareholders to be held on Wednesday, February 25, 1998 at 3:00 p.m. at the offices of SEI Investments Company, One Freedom Valley Road, Oaks, Pennsylvania 19456, and at any adjourned session thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting"). Shareholders of the White Oak Growth Stock Fund and Pin Oak Aggressive Stock Fund (each a "Fund" and, together, the "Funds") of the Trust of record at the close of business on December 29, 1997 ("Shareholders"), are entitled to vote at the Meeting. As of December 29, 1997, the approximate number of units of beneficial interest ("shares") issued and outstanding for each of the Funds is set forth below:

                                                                                             SHARES OUTSTANDING AS
FUNDS                                                                                        OF DECEMBER 29, 1997
-------------------------------------------------------------------------------------------  ---------------------
White Oak Growth Stock Fund................................................................       13,415,167.977
Pin Oak Aggressive Stock Fund..............................................................        1,624,481.041

Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting.

    In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SEI Fund Resources, the administrator and shareholder servicing agent for the Trust, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of the solicitation will be borne by the Oak Associates Funds (the "Oak Trust"). However, due to the effect of voluntary advisory fees waivers by Oak Associates Ltd. ("Oak Associates"), the Oak Trust's investment adviser, Oak Associates should ultimately bear such solicitation costs. The proxy and this Proxy Statement are being mailed to Shareholders on or about January 16, 1998.

    Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at One Freedom Valley Road, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                   PROPOSALS

1.  WHITE OAK GROWTH STOCK FUND

    APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (THE "AGREEMENT") BETWEEN THE ADVISORS' INNER CIRCLE FUND, ON BEHALF OF THE WHITE OAK GROWTH STOCK FUND, AND OAK ASSOCIATES FUNDS, ON BEHALF OF THE WHITE OAK GROWTH STOCK PORTFOLIO.

2.  PIN OAK AGGRESSIVE STOCK FUND

    APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (THE "AGREEMENT") BETWEEN THE ADVISORS' INNER CIRCLE FUND, ON BEHALF OF THE PIN OAK AGGRESSIVE STOCK FUND, AND OAK ASSOCIATES FUNDS, ON BEHALF OF THE PIN OAK AGGRESSIVE STOCK PORTFOLIO.

                                  INTRODUCTION

    The Board of Trustees of the Trust is recommending that Shareholders of the Funds approve an Agreement and Plan of Reorganization and Liquidation (the "Agreement") between the Trust, on behalf of the White Oak Growth Stock Fund and Pin Oak Aggressive Stock Fund (the "Funds"), and the Oak Trust, on behalf of the White Oak Growth Stock Portfolio and Pin Oak Aggressive Stock Portfolio (each an

"Oak Portfolio" and, together, the "Oak Portfolios"). Shareholders of each Fund will vote separately, but the Agreement will be executed and the transactions called for thereunder only if the Shareholders of both Portfolios approve. The Agreement provides for the transfer of all of the assets of each of the Funds to the Oak Trust in exchange solely for shares of beneficial interest of the corresponding Oak Portfolio and the assumption by each Oak Portfolio of the liabilities of the corresponding Fund and the distribution of the Oak Portfolios' shares to the Shareholders of each Fund in liquidation thereof (the "Reorganization"). A copy of the Agreement is attached to this Proxy Statement as Exhibit A. The description of the Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

                           SUMMARY OF THE TRANSACTION

    The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of each Fund to vote on an Agreement pursuant to which each of the Funds will transfer all of its assets and liabilities to one of two Portfolios of the newly-organized Oak Trust in exchange for shares of the corresponding Oak Portfolio. Each pair of portfolios (I.E., the Trust's White Oak Growth Stock Fund and the Oak Trust's White Oak Growth Stock Portfolio and the Trust's Pin Oak Aggressive Stock Fund and the Oak Trust's Pin Oak Aggressive Stock Portfolio) are referred to herein as "corresponding" Funds. Once shares of the Oak Portfolios have been distributed to Shareholders of the Funds, the Funds will be liquidated.

    DESCRIPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

    The Agreement dated as of January 9, 1998, by and between the Trust, on behalf of the Funds, and the Oak Trust, on behalf of the Oak Portfolios, provides for the transfer of all (or substantially all) of the assets of each Fund solely in exchange for the assumption by the corresponding Oak Portfolio of all or substantially all of the liabilities and units of beneficial interest of the Fund, followed by the distribution on the closing date of such Oak Portfolio's shares to the holders of units of beneficial interest of the Fund's shares. On the closing date for the Reorganization, each Fund will assign, deliver, and otherwise transfer all of its assets and assign all of its liabilities to the corresponding Oak Portfolio free and clear of all liens and encumbrances, and the Oak Portfolio will acquire all the assets and will assume all such liabilities, in exchange for all of the corresponding Fund's shares outstanding immediately prior to the effective time of the closing. In addition, the Agreement provides that the net asset value per share of each Fund and its corresponding Oak Portfolio and the number of shares of each Oak Portfolio issued in exchange for shares of its corresponding Fund will be equal. On the closing date for the Reorganization, if both Portfolios obtain Shareholder approval of the appropriate proposal for the Reorganization, all or substantially all of the assets and liabilities of the Funds will be exclusively assigned to and assumed by the Oak Portfolios, and all debts, liabilities, obligations and duties of the Funds, to the extent that they exist at the closing, shall attach to the Oak Portfolios and may be enforced against the Oak Portfolios to the same extent as if they had been incurred by the Oak Portfolios.

    After the transfer of Shares from the Oak Portfolios to the Funds, the Funds will liquidate, and the full and fractional shares of the Oak Portfolios received by the Funds will be distributed to the Shareholders of record of the Funds as of the closing in exchange for their respective shares in complete liquidation of the Funds. Each Shareholder of a Fund will receive the same number of the corresponding Oak Portfolio shares as he or she owned at the time of the closing. This liquidation and distribution will be accompanied by the establishment of an account on the share records of the Oak Portfolios in the name of each Shareholder of the Funds and representing the respective number of Oak Portfolio shares distributed to such Shareholder. Thereafter, the Trust will take all necessary and proper steps to effect the complete termination of the Funds.

    The Agreement also provides that the Oak Trust will receive, prior to the closing, an opinion of counsel for the Trust to the effect that: (i) each Fund is a duly organized and validly existing series of the Trust under the laws of the Commonwealth of Massachusetts; (ii) the Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"); (iii) that the Agreement, the Reorganization provided for herein and the execution of the Agreement have been duly authorized and approved by all requisite action of the Trust and the Agreement has been duly executed and delivered by the Trust on behalf of the Funds and is a valid and binding obligation of the Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance, and similar laws or court decisions regarding enforcement of creditors' rights generally; and (iv) to the best of counsel's knowledge, after reasonable inquiry, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency is required for the Trust or the Funds to enter into the Agreement or carry out its terms that has not been obtained, other than where the failure to obtain such consent, approval, order, or authorization would not have a material adverse affect on the operations of the Trust.

    In addition, the Trust shall have received an opinion of counsel for the Oak Trust to the effect that: (i) each Oak Portfolio is a duly organized and validly existing series of the Oak Trust under the laws of the Commonwealth of Massachusetts; (ii) the Oak Trust is an open-end management investment company registered under the 1940 Act; (iii) the Agreement, the Reorganization provided for herein and the execution of the Agreement have been duly authorized and approved by all requisite corporate action of the Oak Trust and the Agreement has been duly executed and delivered by the Oak Trust on behalf of the Oak Portfolios and is a valid and binding obligation of the Oak Portfolios, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, after reasonable inquiry, no consent, approval, order or other authorization of any federal or state court or administration or regulatory agency is required for the Oak Trust or the Oak Portfolios to enter into the Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not a material adverse effect on the operations of the Oak Trust; and (v) the Oak Portfolio shares to be issued in the reorganization have been duly authorized and upon issuance thereof in accordance with the Agreement, will be validly issued, fully paid, and non-assessable.

                     TAX CONSEQUENCES OF THE REORGANIZATION

    At the time of the closing, the Funds and the Oak Portfolios shall have received an opinion of counsel substantially to the effect that for federal income tax purposes: (1) no gain or loss will be recognized to the Funds upon the transfer of their assets in exchange, solely for Oak Portfolios' shares and the assumption by the Oak Portfolios of the Funds' stated liabilities; (2) no gain or loss will be recognized to the Oak Portfolios on their receipt of the Funds' assets in exchange for Oak Portfolios' shares and the assumption by the Oak Portfolios of the Funds' liabilities; (3) the basis of the Funds' assets in the Oak Portfolios hands will be the same as the basis of those assets in the Funds' hands immediately before the conversion; (4) the Oak Portfolios' holding period for the assets transferred to the Oak Portfolios by the Funds will include the holding period of those assets in the Funds' hands immediately before the conversion; (5) no gain or loss will be recognized to the Funds on the distribution of Oak Portfolios' shares to the Funds' shareholders in exchange for their shares of the Funds; (6) no gain or loss will be recognized to a shareholder of a Fund as a result of the Fund's distribution of Oak Portfolios' shares to that Fund's shareholder in exchange for the Fund's shareholder's shares of the Fund; (7) the basis of the Oak Portfolios' shares received by a Fund's shareholders will be the same as the adjusted basis of that Fund's shareholders' shares of the Fund surrendered in exchange therefor; and
(8) the holding period of the Oak Portfolios' shares received by a Fund's shareholders will include the Fund's shareholders' holding period for a Fund's shareholders' shares of the Fund surrendered in exchange therefore, provided that said Fund's shares were held as capital assets on the date of the conversion.

    The Reorganization is expected to qualify as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), with each of the Funds and the Portfolios being "parties to a reorganization" within the meaning of Section 368(b) of the Code.

As a consequence, the Reorganization will be tax-free for each of the Funds, the Oak Portfolios and their respective Shareholders.

                            DESCRIPTION OF THE FUNDS

    The Trust was organized under Massachusetts law as a business trust pursuant to a Declaration of Trust dated July 18, 1991, which was amended and restated on February 18, 1997. The Trust is an open-end management investment company registered under the 1940 Act, and has authorized capital consisting of an unlimited number of units of beneficial interest without par value of separate series of the Trust. Each of the Funds is a duly organized and validly existing series of the Trust.

    The White Oak Growth Stock Fund seeks long-term capital growth. The Fund is normally as fully invested as practicable in common stocks, but also invests in warrants and rights to purchase common stocks, debt securities and preferred stocks convertible into common stocks, and American Depositary Receipts ("ADRs"). The Fund purchases securities primarily of established companies with large market capitalizations (an equity market capitalization in excess of $1 billion).

    The Pin Oak Aggressive Stock Fund seeks long-term growth of capital. The Fund is normally as fully invested as practicable in common stocks, but also invests in warrants and rights to purchase common stocks, debt securities and preferred stocks convertible into common stocks, and ADRs. The Fund purchases securities primarily of companies with small to medium market capitalizations (an equity market capitalization between $100 million and $1 billion); these companies may be positioned in emerging growth industries.

    Oak Associates serves as investment adviser to each Fund pursuant to an investment advisory agreement with the Trust dated July 20, 1992 (the "Advisory Agreement"). The Trust's Advisory Agreement with Oak Associates provides, in part, that Oak Associates makes investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. For its services, Oak Associates is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .74% of the average daily net assets of each Fund.

                       DESCRIPTION OF THE OAK PORTFOLIOS

    The Oak Trust was organized under Massachusetts law as a business trust pursuant to an Agreement and Declaration of Trust dated November 6, 1997. The Oak Trust is an open-end management investment company registered under the 1940 Act which has authorized capital consisting of an unlimited number of units of beneficial interest of each of the separate series of the Oak Trust. The White Oak Growth Stock Portfolio and Pin Oak Aggressive Stock Portfolio are each duly organized and validly existing series of the Oak Trust.

    The White Oak Growth Stock Portfolio seeks long-term capital growth. The Oak Portfolio is normally as fully invested as practicable in common stocks, but also invests in warrants and rights to purchase common stocks, debt securities and preferred stocks convertible into common stocks, and ADRs. The Oak Portfolio purchases securities primarily of established companies with large market capitalizations (an equity market capitalization in excess of $1 billion). The Trust's White Oak Growth Stock Fund has the same investment objective and investment policies.

    The Pin Oak Aggressive Stock Portfolio seeks long-term growth of capital. The Oak Portfolio is normally as fully invested as practicable in common stocks, but also invests in warrants and rights to purchase common stocks, debt securities and preferred stocks convertible into common stocks, and ADRs. The Oak Portfolio purchases securities primarily of companies with small to medium market capitalizations (an equity market capitalization between $100 million and $1 billion); these companies may be positioned in emerging growth industries. The Trust's Pin Oak Aggressive Stock Fund has the same investment objective and investment policies.

    Oak Associates serves as investment adviser to each series of the Oak Trust. The Investment Advisory Agreement between Oak Associates and the Oak Trust is substantially identical to the Investment Advisory Agreement that exists between Oak Associates and the Trust, on behalf of the Funds. Significantly, both Investment Advisory Agreements provide for the same fees, duties, and standards of care. For its services, Oak Associates is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .74% of the average daily net assets of each Oak Portfolio. The fee waivers below are expected to remain in effect for at least the current fiscal year for both the Trust and the Oak Trust.

    The tables below set forth comparative fee information (after waivers and reimbursements) for both the Funds (historical) and the Oak Portfolios (projected):

                                                                                           WHITE OAK        PIN OAK
                                                                                         GROWTH STOCK      AGGRESSIVE
TRUST                                                                                       FUND(1)      STOCK FUND(1)
--------------------------------------------------------------------------------------  ---------------  --------------
Advisory Fees (after fee waivers).....................................................          .47%            .48%
Other Expenses........................................................................          .53%            .52%
                                                                                        ---------------         -------
Total Operating Expenses (after fee waivers)..........................................          1.00   %        1.00   %
                                                                                        ---------------         -------
                                                                                        ---------------         -------


                                                                                                            PIN OAK
                                                                                           WHITE OAK       AGGRESSIVE
                                                                                         GROWTH STOCK        STOCK
OAK TRUST                                                                                PORTFOLIO(2)     PORTFOLIO(2)
--------------------------------------------------------------------------------------  ---------------  --------------
Advisory Fees (after fee waivers).....................................................          .47%            .48%
Other Expenses........................................................................          .53%            .52%
                                                                                        ---------------         -------
Total Operating Expenses (after fee waivers)..........................................          1.00   %        1.00   %
                                                                                        ---------------         -------

(1) The Adviser has agreed, on a voluntary basis, to waive its advisory fee for the Trust's White Oak Growth Stock Fund and the Pin Oak Aggressive Stock Fund to the extent necessary to keep the "Total Operating Expenses" of each Fund from exceeding 1.00%. The Adviser reserves the right to terminate its waivers at any time in its sole discretion. Absent such waivers and/or reimbursements, "Advisory Fees" for the White Oak Growth Stock Fund and the Pin Oak Aggressive Stock Fund would be 0.74% and 0.74%, respectively, and "Total Operating Expenses" would be 1.27% and 1.26%, respectively.

(2) The Adviser has agreed, on a voluntary basis, to waive its advisory fee for the Oak Trust's White Oak Growth Stock Portfolio and the Pin Oak Aggressive Stock Portfolio to the extent necessary to keep the "Total Operating Expenses" of each Oak Portfolio from exceeding 1.00%. The Adviser reserves the right to terminate its waivers at any time in its sole discretion. Absent such waivers and/or reimbursements, "Advisory Fees" for the White Oak Growth Stock Portfolio and the Pin Oak Aggressive Stock Portfolio would be 0.74% and 0.74%, respectively, and "Total Operating Expenses" would be 1.27% and 1.26%, respectively.

    One of the principal differences between the Oak Portfolios and the Funds is that the Oak Portfolios' shareholders get one vote for each dollar, and a proportionate fractional vote for each fraction of a dollar, they have invested in the Oak Portfolios. In contrast, Shareholders of the Funds get one full vote for each share held and a proportionate fractional vote for each fraction share held. However, the Oak Trust has the same Board of Trustees, administrator, distributor, custodian and transfer agent as the Trust.

                         REASONS FOR THE REORGANIZATION

    Oak Associates has served as investment adviser to each of the Funds since their inception. Each Fund is a separate series of the Trust, a Massachusetts business trust that has numerous other Funds advised by a variety of investment advisers. In the interests of obtaining increased flexibility respecting investment management and operational issues, Oak Associates proposed the transfer the assets of the White Oak Growth Stock Fund and Pin Oak Aggressive Stock Fund from the Trust to the newly-organized Oak Portfolios of the Oak Trust. Each of the newly-organized Oak Portfolios has an investment objective and policies identical to that of the corresponding Fund of the Trust. It is believed that the total operating expenses of the Oak Trust and each of its Oak Portfolios will be equal to or lower than that of the corresponding Funds of the Trust.

                  CONSIDERATIONS OF THE TRUSTEES OF THE TRUST

    At a Meeting held on November 10, 1997, the Trustees of the Trust reviewed the Agreement and determined that the Reorganization is in the best interests of the Funds and the Shareholders of the Funds, and that the interests of the Funds' Shareholders will not be diluted as a result of the Reorganization.

    In making this determination, the Trustees carefully reviewed the terms and provisions of the Agreement, the compatibility of the objectives, policies and restrictions of the Funds and the Oak Portfolios, the tax consequences of the Reorganization to the Funds and its Shareholders, and the expense ratios of the Funds and the Oak Portfolios. In addition, the Trustees evaluated the performance of the Funds since their inception, nature and quality of the services expected to be rendered to the Oak Trust by Oak Associates, as well as the services provided by Oak Associates to the Funds, that the compensation payable to Oak Associates will be the same for the Oak Portfolios as for the Funds, the history, reputation, qualification and background of Oak Associates and the qualifications of its personnel and its financial condition, and the benefits expected to be realized by the Shareholders of the Funds as a result of the Reorganization. The Trustees also noted that the continuity of the Board of Trustees would enable the Trustees to maintain oversight of the operation of the Oak Portfolios.

    After careful review and evaluation, the Trustees have recommended that the Shareholders of the Funds approve the Agreement and Plan of Reorganization and Liquidation and the Reorganization transaction. The Reorganization is contingent upon the affirmative vote of the Shareholders of both Portfolios voting separately. If this recommendation is not adopted by Shareholders of both Funds, the Funds will continue to operate in the same manner as prior to the proposed Reorganization.

             COMPARISON OF THE INVESTMENT OBJECTIVES, POLICIES AND
                LIMITATIONS OF THE FUNDS AND THE OAK PORTFOLIOS

    Each of the newly-organized Oak Portfolios of the Oak Trust has an investment objective and policies that is identical to the investment objective and policies of the corresponding Fund of the Trust. The newly-organized Oak Portfolios, however, have slightly increased investment flexibility with respect to their fundamental investment limitations. Their modernized limitations would permit the Oak Trust's Board of Trustees to modify certain investment policies without the need to call for an additional shareholder meeting. Despite this increased flexibility, however, it is not anticipated that the actual investment strategies employed by Oak Associates for the Oak Portfolios will be materially different than those of the Funds.

    As mentioned above, the Oak Portfolios have increased flexibility to invest in futures, options, options on futures and commodities contracts based on financial instruments, despite the fact that Oak Associates has no intention of changing the investment strategy of each of the newly-organized Funds. This increased investment flexibility, however, will allow Oak Associates to engage in these transactions if market conditions so warrant. In addition to this increased investment flexibility with regard to futures and options, the Oak Portfolios have enhanced their ability to borrow money, to lend their securities, and to make other types of investments that were previously unavailable to the Funds. While these new investment techniques may allow the Oak Portfolios to react quickly to changing market conditions, and to earn additional income by lending securities, Oak Associates has no present intention of engaging in these additional investment techniques. Finally, the Oak Portfolios do not have two investment limitations that certain state securities agencies previously promulgated and that had been adopted by the Funds.

    The Oak Portfolios' new limitation on borrowing will allow the Oak Portfolios additional flexibility to borrow money. Under positions established by the SEC staff, investment strategies which obligate a fund to purchase securities at a future date or otherwise require that a fund segregate assets, are considered to be "borrowings." However, by segregating assets equal to the amount of such "borrowings" as required by Section 18 of the 1940 Act, these investment strategies will not result in the issuance of "senior securities" by the Oak Portfolios and, as a result, will not lead the Oak Portfolios to be leveraged in the traditional sense since the Oak Portfolios' ability to borrow is reduced by one dollar for every dollar of their assets that is segregated.

    The Oak Portfolios' new limitation on lending will afford the Oak Portfolios substantial flexibility to lend their securities. In securities lending transactions, although there may be risks of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent, a fund may be able to realize additional income.

    The Oak Portfolios' new limitation regarding commodities and commodities contracts is intended to allow the Oak Portfolios to engage to the extent permitted by law in transactions involving commodities contracts relating to financial instruments (I.E., financial futures contracts and options on such contracts). Thus, while the Oak Portfolios may not acquire physical commodities or futures contracts thereon, the Oak Portfolios may invest in financial futures and options. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Oak Portfolios may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. Similarly, the Oak Portfolios may buy and sell futures contracts and related options to manage their exposure to changing interest rates and securities prices. Risks associated with investing in options and futures may include lack of a liquid secondary market, trading restrictions which may be imposed by an exchange, government regulations which may restrict trading, an imperfect correlation between the prices of securities held by an Oak Portfolio and the price of an option or future. The Oak Portfolios will minimize the risk that they will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. Further, the Oak Portfolios will limit their use of futures to the extent necessary to qualify for exemption from regulation by the Commodities Futures Trading Commission.

    The Oak Portfolios' new limitation on short sales and margin sales will afford the Oak Portfolios substantial flexibility to engage in these types of transactions. In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities through, for example, its ownership of warrants, options, or convertible bonds. The proposed fundamental limitation would clarify that short sales against the box are not deemed to constitute short sales of securities.

    The Oak Portfolios do not have investment limitations which correspond to two of the Fund's investment limitations which certain state securities agencies previously promulgated. Specifically, the Oak Portfolios do not have a fundamental limitation regarding the securities that the Oak Portfolios may purchase and retain and the level of investments of the officers, trustees, partners and directors of the Oak Trust and Oak Associates. Additionally, the Oak Portfolios do not have a fundamental limitation regarding investments in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases. The National Securities Markets Improvements Act of 1996 obviated the need for the Oak Trust to accede to such state-imposed investment limitations.

    Approval of the Agreement and the Reorganization transaction is not expected to have a material impact in the foreseeable future on the management of the assets of the Oak Portfolios, the investment performance of the Oak Portfolios, or with securities or instruments in which each of the Oak Portfolios may invest. The Oak Portfolios will, however, have increased ability to compete in the competitive mutual fund industry and to adapt to regulatory, market or other changes.

                      DESCRIPTION OF OAK ASSOCIATES, LTD.

    Oak Associates, Ltd. ("Oak Associates" or the "Adviser") is a professional investment management firm that was formed in December 1995 by James D. Oelschlager to continue the business of Oak Associates, a sole proprietorship founded in 1985. As of December 31, 1997, the Adviser had discretionary management authority with respect to approximately $6.5 billion of assets. The Adviser has provided investment advisory services to investment companies since 1992. The principal business address of the Adviser is 3875 Embassy Parkway, Suite 250, Akron, Ohio, 44333.

    James D. Oelschlager, President of the Adviser and its predecessor since 1985, has managed the portfolios of the Trust's White Oak Growth Stock Fund and Pin Oak Aggressive Stock Fund since their inception, with both Donna Barton and Doug MacKay serving as assistant portfolio managers during this period. Ms. Barton has been a trader for the Adviser since 1985. Mr. MacKay has been a research analyst for the Adviser since 1990.

    THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE TRUST VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION.

             GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

    DISTRIBUTION. SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, One Freedom Valley Road, Oaks, Pennsylvania 19456, acts as the distributor of the Trust's shares pursuant to a Distribution Agreement dated November 14, 1991, as amended August 8, 1994, between the Trust and the Distributor. Alfred P. West, Jr. serves as Chairman of the Board and Chief Executive Officer of the Distributor and SEI Investments, and Henry H. Greer serves as Director, President and Chief Operating Officer of the Distributor and SEI.

    FUND TRANSACTIONS. For the Trust's fiscal year ended October 31, 1997, the Funds paid the following amounts in brokerage commissions to affiliates of the Funds.

                                                      TOTAL $ AMOUNT     TOTAL       AMOUNT PAID TO     PERCENTAGE PAID
                                                       OF BROKERED     BROKERAGE       AFFILIATED        TO AFFILIATED
FUND                                                   TRANSACTIONS   COMMISSIONS        BROKERS            BROKERS
----------------------------------------------------  --------------  ------------  -----------------  -----------------
White Oak Growth Stock Fund.........................  $  390,165,149   $  135,382       $       0                N/A
Pin Oak Aggressive Stock Fund.......................  $   50,517,300   $    4,806       $       0                N/A

    5% SHAREHOLDERS. As of December 29, 1997, the following persons were the only persons who were, to the knowledge of the Trust, beneficial owners of 5% or more of shares of the Funds:

                                                                                              PERCENTAGE OF
FUND                          NAME AND ADDRESS OF BENEFICIAL OWNER         NUMBER OF SHARES   FUND'S SHARES
----------------------  -------------------------------------------------  ----------------  ---------------
White Oak Growth Stock  Charles Schwab & Co. Inc.                            4,820,679.9680        35.97%
Fund                    Attn: Mutual Funds/Team S
                        4500 Cherry Creek Dr. S FL 3
                        Denver, CO 80209

                        National Financial Services Corp.                    2,537,072.0820        18.93%
                        For the Exclusive Benefit of Our Customers
                        Attn: Teri Louie--Omnibus--FL 5
                        200 Liberty Street 1 World Fin Ctr.
                        New York, NY 10281-1003

Pin Oak Aggressive      Charles Schwab & Co., Inc.                             181,504.3520        11.18%
Stock Fund              Attn: Mutual Funds/Team S
                        4500 Cherry Creek Dr. S FL 3
                        Denver, CO 80209

The Trust's Trustees and officers beneficially own less than 1% of the shares of the Trust.

    ADJOURNMENT. In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Oak Trust, however, due to the effect of voluntary advisory fees waivers, Oak Associates should ultimately bear such additional solicitation costs.

    REQUIRED VOTE. Approval of a Proposal with respect to a Fund requires the affirmative vote of a majority of the Shareholders of that Fund. However, the Reorganization is contingent upon, and will be effectuated only if, both Proposals are approved by the Shareholders of the respective Funds.

    Abstentions and "broker non-votes" will not be counted for or against any Proposal to which it relates, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining the number of voting securities present at the Meeting, and will therefore have the effect of counting against the Proposal.

    SHAREHOLDER PROPOSALS. The Trust does not hold annual Shareholder Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Investments Company, Legal Department, One Freedom Valley Road, Oaks, Pennsylvania 19456.

    REPORTS TO SHAREHOLDERS. The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the Trust, One Freedom Valley Road, Oaks, Pennsylvania 19456 or by calling 1-800-932-7781.

    OTHER MATTERS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                            ------------------------

    SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

                                                                       EXHIBIT A

                               AGREEMENT AND PLAN
                       OF REORGANIZATION AND LIQUIDATION

    AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of January 12, 1998 (the "Agreement"), by and between The Advisors' Inner Circle Fund (the "Trust"), a Massachusetts business trust, on behalf of the White Oak Growth Stock Fund and Pin Oak Aggressive Stock Fund (collectively, the "Acquired Funds"), and Oak Associates Funds ("Oak Trust") a Massachusetts business trust, on behalf of the White Oak Growth Stock Fund and Pin Oak Aggressive Stock Fund (collectively, the "Acquiring Funds").

    WHEREAS, the Trust was organized under Massachusetts law as a business trust under a Declaration of Trust dated July 18, 1991. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust has authorized capital consisting of an unlimited number of units of beneficial interest without par value of separate series of the Trust. The Acquired Funds are duly organized and validly existing series of the Trust;

    WHEREAS, Oak Trust was organized under Massachusetts law as a business trust under a Declaration of Trust dated November 6, 1997. Oak Trust is an open-end management investment company registered under the 1940 Act. Oak Trust has authorized capital consisting of an unlimited number of units of beneficial interest with a par value of $.001 of separate series of Oak Trust. The Acquiring Funds are duly organized and validly existing series of the Oak Trust;

    NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to effect the transfer of all of the assets of the Acquired Funds solely in exchange for the assumption by the corresponding Acquiring Funds of all or substantially all of the liabilities of the Acquired Funds and units of beneficial interest of the corresponding Acquiring Funds ("Acquiring Funds Shares") followed by the distribution, at the Effective Time (as defined in Section 9 of this Agreement), of such Acquiring Funds Shares to the holders of units of beneficial interest of the Acquired Funds ("Acquired Funds Shares") on the terms and conditions hereinafter set forth in liquidation of the Acquired Funds. The parties hereto covenant and agree as follows:

    1. PLAN OF REORGANIZATION. At the Effective Time, the Acquired Funds will assign, deliver and otherwise transfer all of their assets and good and marketable title thereto, and assign all or substantially all of the liabilities as are set forth in a statement of assets and responsibilities, to be prepared as of the Effective Time (the "Statement of Assets and Liabilities") to the Acquiring Funds free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and the Acquiring Funds shall acquire all such assets, and shall assume all such liabilities of the Acquired Funds, in exchange for delivery to the Acquired Funds by the Acquiring Funds of a number of Acquiring Funds Shares (both full and fractional) equivalent in number and value to the Acquired Funds Shares outstanding immediately prior to the Effective Time. The assets and stated liabilities of the Acquired Funds, as set forth in the Statement of Assets and Liabilities attached hereto as Exhibit A, shall be exclusively assigned to and assumed by the Acquiring Funds. All debts, liabilities, obligations and duties of the Acquired Funds, to the extent that they exist at or after the Effective Time and are stated in the Statement of Assets and Liabilities, shall after the Effective Time attach to the Acquiring Funds and may be enforced against the Acquiring Funds to the same extent as if the same had been incurred by the Acquiring Funds.

    2. TRANSFER OF ASSETS. The assets of the Acquired Funds to be acquired by the corresponding Acquiring Funds and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Funds and other property owned by the Acquired Funds at the Effective Time.

    3. LIQUIDATION AND DISSOLUTION OF THE ACQUIRED FUNDS. At the Effective Time, the Acquired Funds will liquidate and the Acquiring Funds Shares (both full and fractional) received by the Acquired Funds will be distributed to the shareholders of record of the Acquired Funds as of the Effective Time in exchange for their respective Acquired Funds Shares and in complete liquidation of the Acquired Funds. Each shareholder of the Acquired Funds will receive a number of Acquiring Funds Shares equal in number and value to the Acquired Funds Shares held by that shareholder, and each Acquiring Funds and Acquired Funds share will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Funds in the name of each shareholder of the Acquired Funds and representing the respective number of Acquiring Funds Shares due such shareholder. As soon as practicable after the Effective Time, but not later than October 31, 1998, the Trust shall take all steps as shall be necessary and proper to effect a complete termination of the Acquired Funds.

    4. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUNDS. The Acquiring Funds represent and warrant to the Acquired Funds as follows:

        (a) ORGANIZATION, EXISTENCE, ETC. Oak Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted.

        (b) REGISTRATION AS INVESTMENT COMPANY. Oak Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and will be in full force and effect.

        (c) FINANCIAL STATEMENTS. The unaudited financial statements, if any, of Oak Trust relating to the Acquiring Funds dated as of December 31, 1997 (the "Acquiring Funds Financial Statements"), which will, if available, be delivered to the Acquired Funds as of the Effective Time, will fairly present the financial position of the Acquiring Funds as of the date thereof.

        (d) SHARES TO BE ISSUED UPON REORGANIZATION. The Acquiring Funds Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable. Prior to the Effective Time, there shall be no issued and outstanding Acquiring Funds Shares or any other securities issued by the Acquiring Funds.

        (e) AUTHORITY RELATIVE TO THIS AGREEMENT. Oak Trust, on behalf of the Acquiring Funds, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the Oak Trust Board of Trustees, and no other proceedings by the Acquiring Funds are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. Each of the Acquiring Funds is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

        (f) LIABILITIES. There are no liabilities of the Acquiring Funds, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Funds Financial Statements and liabilities incurred in the ordinary course of business subsequent to the Effective Time or otherwise previously disclosed to the Acquired Funds, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Funds.

        (g) LITIGATION. Except as previously disclosed to the Acquired Funds, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the Acquiring Funds, threatened which would materially adversely affect the Acquiring Funds or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

        (h) CONTRACTS. Except for contracts and agreements disclosed to the Acquired Funds, under which no default exists, each of the Acquiring Funds is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever with respect to the Acquiring Funds.

        (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the Acquiring Funds required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

    5. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRED FUNDS. The Acquired Funds represent and warrant to the Acquiring Funds as follows:

        (a) ORGANIZATION, EXISTENCE, ETC. The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted.

        (b) REGISTRATION AS INVESTMENT COMPANY. The Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

        (c) FINANCIAL STATEMENTS. The audited financial statements of the Trust relating to the Acquired Funds for the fiscal year ended October 31, 1997 (the "Acquired Funds Financial Statements"), as delivered to the Acquiring Funds, fairly present the financial position of the Acquired Funds as of the dates thereof, and the results of its operations and changes in its net assets for the periods indicated.

        (d) MARKETABLE TITLE TO ASSETS. Each of the Acquired Funds will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Funds. Upon delivery and payment for such assets, each of the Acquiring Funds will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.

        (e) AUTHORITY RELATIVE TO THIS AGREEMENT. The Trust, on behalf of the Acquired Funds, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the Trust's Board of Trustees, and, except for approval by the shareholders of the Acquired Funds, no other proceedings by the Acquired Funds are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. Each of the Acquired Funds is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

        (f) LIABILITIES. There are no liabilities of the Acquired Funds, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Funds Financial Statements and liabilities incurred in the ordinary course of business subsequent to October 31, 1997, or otherwise previously disclosed to the Acquiring Funds, none of which has been materially adverse to the business, assets or results of operations of the Acquired Funds. The Trust's Registration Statement, which is on file with the Securities and Exchange Commission, does not contain an untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.

        (g) LITIGATION. Except as previously disclosed to the Acquiring Funds, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquired Funds, threatened which would materially adversely affect the Acquired Funds or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

        (h) CONTRACTS. Except for contracts and agreements disclosed to the Acquiring Funds, under which no default exists, each of the Acquired Funds, at the Effective Time, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

        (i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the Acquired Funds required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

    6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS.

        (a) All representations and warranties of the Acquired Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

        (b) The Acquiring Funds shall have received an opinion of counsel for the Acquired Funds, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquiring Funds, to the effect that (i) the Acquired Funds are duly organized and validly existing series of the Trust under the laws of the Commonwealth of Massachusetts; (ii) the Trust is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of each of the Acquired Funds and this Agreement has been duly executed and delivered by the Trust on behalf of the Acquired Funds and is a valid and binding obligation of the Acquired Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for each of the Acquired Funds to enter into this Agreement or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquired Funds; and (v) upon consummation of this Agreement, the Acquiring Funds shall have acquired all of the Acquired Funds's assets listed in the Statement of Assets and Liabilities, free and clear of all liens encumbrances or adverse claims.

        (c) The Acquired Funds shall have delivered to the Acquiring Funds at the Effective Time the Acquired Funds' Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Acquired Funds as to the aggregate asset value of the Acquired Funds' portfolio securities.

    7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS.

        (a) All representations and warranties of the Acquiring Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

        (b) The Acquired Funds shall have received an opinion of counsel for the Acquiring Funds, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the Acquired Funds, to the effect that: (i) the Acquiring Funds are duly organized and validly existing series of Oak Trust under the laws of the Commonwealth of Massachusetts;
    (ii) Oak Trust is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of each of the Acquiring Funds and this Agreement has been duly executed and delivered by the Acquiring Funds and is a valid and binding obligation of the Acquiring Funds, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally;
    (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for each of the Acquiring Funds to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the Acquiring Funds; and (v) the Acquiring Funds Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable.

    8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS. The obligations of the Acquired Funds and the Acquiring Funds to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

        (a) Such authority from the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

        (b) With respect to the Acquired Funds, the Trust will call a meeting of shareholders to consider and act upon this Agreement and to take all other actions reasonably necessary to obtain the approval by shareholders of each of the Acquired Funds of this Agreement and the transactions contemplated herein, including the Reorganization and the termination of the Acquired Funds if the Reorganization is consummated. The Trust has prepared or will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Acquiring Funds has furnished or will furnish a current, effective Prospectus relating to the Acquiring Funds Shares and with such other information relating to the Acquiring Funds as is reasonably necessary for the preparation of the Proxy Materials.

        (c) The Registration Statement on Form N-1A of the Acquiring Funds shall be effective under the Securities Act of 1933 and, to the best knowledge of the Acquiring Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

        (d) The shares of the Acquiring Funds shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

        (e) The Acquired Funds and the Acquiring Funds shall have received on or before the Effective Time an opinion of counsel satisfactory to the Acquired Funds and the Acquiring Funds substantially to the effect that for Federal income tax purposes:

           (1) No gain or loss will be recognized to the Acquired Funds upon the transfer of its assets in exchange solely for the Acquiring Funds Shares and the assumption by the Acquiring Funds of the corresponding Acquired Fund's stated liabilities;

           (2) No gain or loss will be recognized to the Acquiring Funds on its receipt of the Acquired Funds' assets in exchange for the Acquiring Funds Shares and the assumption by the Acquiring Funds of the corresponding Acquired Fund's liabilities;

           (3) The basis of an Acquired Fund's assets in the corresponding Acquiring Fund's hands will be the same as the basis of those assets in the Acquired Fund's hands immediately before the conversion;

           (4) The Acquiring Funds' holding period for the assets transferred to the Acquiring Funds by the Acquired Funds will include the holding period of those assets in the corresponding Acquired Fund's hands immediately before the conversion;

           (5) No gain or loss will be recognized to the Acquired Funds on the distribution of the Acquiring Funds Shares to the Acquired Funds' shareholders in exchange for their Acquired Funds Shares;

           (6) No gain or loss will be recognized to the Acquired Funds' shareholders as a result of the Acquired Funds' distribution of Acquiring Funds Shares to the Acquired Funds' shareholders in exchange for the Acquired Funds' shareholders' Acquired Funds Shares;

           (7) The basis of the Acquiring Funds Shares received by the Acquired Funds' shareholders will be the same as the adjusted basis of that Acquired Funds' shareholders' Acquired Funds Shares surrendered in exchange therefor; and

           (8) The holding period of the Acquiring Funds Shares received by the Acquired Funds' shareholders will include the Acquired Funds' shareholders' holding period for the Acquired Funds' shareholders' Acquired Funds Shares surrendered in exchange therefor, provided that said Acquired Funds Shares were held as capital assets on the date of the conversion.

        (f) A vote approving this Agreement and the Reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of each of the Acquired Funds entitled to vote at an annual or special meeting.

        (g) The Board of Trustees of Oak Trust, at a meeting duly called for such purpose, shall have authorized the issuance by each of the Acquiring Funds of Acquiring Funds Shares at the Effective Time in exchange for the assets of the Acquired Funds pursuant to the terms and provisions of this Agreement.

    9. EFFECTIVE TIME OF THE REORGANIZATION. The exchange of the Acquired Funds' assets for Acquiring Funds Shares shall be effective as of close of business on February 27, 1998, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

    10. TERMINATION. This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Trustees of the Trust and/or by resolution of the Board of Trustees of the Oak Trust, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

    11. AMENDMENT. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the Shareholders' Meeting called on behalf of the Acquired Funds pursuant to Section 8 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number or value of Acquiring Funds Shares to be paid to the Acquired Funds' shareholders under this Agreement to the detriment of the Acquired Funds, shareholders without their further approval.

    12. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

    13. NOTICES. Any notice, report, statement or demand required or permitted by and provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed as follows:

if to the Acquiring Funds:

Barbara Nugent, Esq.
SEI Investments Company
One Freedom Valley Road
Oaks, PA 19456

with a copy to:

John H. Grady, Jr., Esq.
Morgan, Lewis & Bockius LLP
1800 M Street, NW
Washington, DC 20036-5869

if to the Acquired Funds:

Barbara Nugent, Esq.
SEI Investments Company
One Freedom Valley Road
Oaks, PA 19456

with a copy to:

John H. Grady, Jr., Esq.
Morgan, Lewis & Bockius LLP
1800 M Street, NW
Washington, DC 20036-5869

    14.  FEES AND EXPENSES.

        (a) Each of the Acquiring Funds and the Acquired Funds represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

        (b) Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by each of the Acquired Funds and the Acquiring Funds will be borne Oak Trust. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Proxy Statement under the 1934 Act; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Funds Shares to be issued in connection herewith in each state in which the Acquired Funds' shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Funds shall pay its own Federal and state registration fees.

    15.  HEADINGS, COUNTERPARTS, ASSIGNMENT.

        (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

        (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    16. ENTIRE AGREEMENT. Each of the Acquiring Funds and the Acquired Funds agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

    17. FURTHER ASSURANCES. Each of the Acquiring Funds and the Acquired Funds shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

    18. BINDING NATURE OF AGREEMENT. As provided in each Trust's Declaration of Trust on file with the Secretary of State of the Commonwealth of Massachusetts, this Agreement was executed by the undersigned officers of Oak Trust and the Trust, on behalf of each of the Acquiring Funds and the Acquired Funds, respectively, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of each Trust. Moreover, no series of a trust shall be liable for the obligations of any other series of that trust.

Attest:                               THE ADVISORS' INNER CIRCLE FUND,
                                      on behalf of its series, the White Oak Growth
                                      Stock Fund and Pin Oak Aggressive Stock Fund

------------------------------------  By: --------------------------------------------------
                                      Title: -----------------------------------------------

Attest:                               OAK ASSOCIATES FUNDS, on behalf of its series,
                                      the White Oak Growth Stock Fund and Pin Oak
                                      Aggressive Stock Fund

------------------------------------  By: --------------------------------------------------
                                      Title: -----------------------------------------------

                           THE ADVISORS' INNER CIRCLE FUND
                             WHITE OAK GROWTH STOCK FUND

                           SPECIAL MEETING OF SHAREHOLDERS

                     PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 25, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee, Barbara Nugent and Cassandra Arnold as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the White Oak Growth Stock Fund of The Advisors' Inner Circle Fund (the "Trust") to be held in the offices of SEI Investments Company, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Wednesday, February 28, 1998, at 3:00 p.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the proposed Agreement and Plan of Reorganization and Liquidation between the Trust, on behalf of the White Oak Growth Stock Fund, and the Oak Associates Funds (the "Oak Trust"), on behalf of the White Oak Growth Stock Fund and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1.   Approve an Agreement and Plan of Reorganization and Liquidation
              (the "Agreement") between The Advisors' Inner Circle Fund (the
              "Trust"), on behalf of the White Oak Growth Stock Fund, and the Oak Associates Funds (the "Oak Funds"), on behalf of the White
              Oak Growth Stock Fund.

                  For       Against         Abstain
              ----      ----           ----

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:              , 1998
       -------------                  --------------------------------
                                      Signature of Shareholder


                                      --------------------------------
                                      Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                           THE ADVISORS' INNER CIRCLE FUND
                            PIN OAK AGGRESSIVE STOCK FUND

                           SPECIAL MEETING OF SHAREHOLDERS

                     PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 25, 1998

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee, Barbara Nugent and Cassandra Arnold as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Pin Oak Aggressive Stock Fund of The Advisors' Inner Circle Fund (the "Trust") to be held in the offices of SEI Investments Company, One Freedom Valley Road, Oaks, Pennsylvania 19456, on Wednesday, February 25, 1998, at 3:00 p.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below respecting the proposed Agreement and Plan of Reorganization and Liquidation between the Trust, on behalf of the Pin Oak Aggressive Stock Fund, and the Oak Associates Funds (the "Oak Trust"), on behalf of the Pin Oak Aggressive Stock Fund and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1.   Approve an Agreement and Plan of Reorganization and Liquidation
              (the "Agreement") between The Advisors' Inner Circle Fund (the
              "Trust"), on behalf of the Pin Oak Aggressive Stock Fund, and the Oak Associates Funds (the "Oak Trust"), on behalf of the Pin Oak
              Aggressive Stock Fund.

                   For            Against        Abstain
              ----           ----           ----


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:               , 1998
      ---------------                  ----------------------------------------
                                       Signature of Shareholder



                                       ----------------------------------------
                                       Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.